UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2013

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street, Suite 100 Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

500 Unicorn Park Drive

Woburn, MA 01801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition	3
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01. Financial Statements and Exhibits	3
SIGNATURE	4
EXHIBIT INDEX	5
EX-99.1
EX-99.2

Item 2.02.	Results of Operations and Financial Condition

On April 25, 2013, LogMeIn, Inc. (the “Company”) announced its financial results for the first quarter of fiscal year 2013. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Named Executive Officer

On April 22, 2013, the Company appointed William R. Wagner its Chief Operating Officer, effective May 6, 2013. Mr. Wagner, age 46, most recently served as the Chief Operating Officer at Vocus, Inc., a leading cloud marketing software provider, from October 2010 to November 2012. Prior to that, Mr. Wagner served as the Chief Marketing Officer at Vocus, Inc. from July 2006 to October 2010. Prior to joining Vocus, Inc., Mr. Wagner served as the Chief Marketing Officer at Fiberlink Communications from February 2000 to June 2006. Mr. Wagner received a B.A. in History from Lafayette College in May 1989 and his M.B.A. from the Wharton School of Business in May 1999. Mr. Wagner has not served as a director of a public company during the past five years.

There are currently no arrangements or understandings between Mr. Wagner and any other person pursuant to which Mr. Wagner was selected as an executive officer. There are no family relationships between Mr. Wagner and any director or other executive officer of the Company, or with any person nominated or chosen to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions currently proposed, in which Mr. Wagner, or any member of his immediate family, has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Wagner will be entitled to an annual base salary in the amount of $400,000. Mr. Wagner will also be eligible to receive an annual cash bonus of up to $200,000. Mr. Wagner’s eligible bonus payment for the calendar year 2013 will be based on the Company’s achievement of certain performance objectives and company goals and will be prorated according to his official start date of May 6, 2013. Following his appointment, Mr. Wagner will also be granted a stock option for the purchase of 70,000 shares of the Company’s common stock and restricted stock units for 70,000 shares of the Company’s common stock under the Company’s Amended and Restated 2009 Stock Incentive Plan.

A copy of the press release issued by the Company announcing Mr. Wagner’s appointment to Chief Operating Officer is filed as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit shall be deemed to be furnished, and not filed:

99.1	Press release entitled “LogMeIn Announces First Quarter 2013 Results,” issued by the Company on April 25, 2013.

99.2	Press release entitled “LogMeIn Names Bill Wagner as COO” issued by the Company on April 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC

Date: April 25, 2013	By:	/s/ Michael K. Simon
Michael K. Simon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “LogMeIn Announces First Quarter 2013 Results,” issued by the Company on April 25, 2013.

99.2	Press release entitled “LogMeIn Names Bill Wagner as COO” issued by the Company on April 25, 2013.

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